UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2014

Banc of California, Inc.
(Exact name of registrant as specified in its charter)

Maryland		001-35522		04-3639825
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

	18500 Von Karman Avenue, Suite 1100, Irvine, California		92612
	(Address of principal executive offices)		(Zip Code)
(949) 236-5211
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events

       As previously reported in a Current Report on Form 8-K filed by Banc of California, Inc. (the “Company”) on July 3, 2013, as amended on Form 8-K/A filed on September 17, 2013, the Company completed its acquisition of The Private Bank of California (“PBOC”) on July 1, 2013.

       The unaudited pro forma combined condensed consolidated statements of operations for the year ended December 31, 2013 with respect to the Company’s acquisition of PBOC are filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited pro forma combined condensed consolidated statement of operations for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC OF CALIFORNIA, INC.

Date: May 14,2014
By: /s/ Richard Herrin
Name: Richard Herrin
Title: Executive Vice President, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited pro forma combined condensed consolidated statement of operations for the year ended December 31, 2013.